Exhibit 99.3

Contact:

Jason D. Feldman

Vice President, Investor Relations

203-363-7329

www.craneco.com

Crane Holdings, Co. Announces Timing and Additional Details

Regarding its Previously Announced Separation

STAMFORD, CONNECTICUT – March 8, 2023 – Crane Holdings, Co. (“Crane” or the “Company,” NYSE: CR), a diversified manufacturer of highly engineered industrial products, announced the timing and additional details regarding its previously announced separation into two independent, publicly traded companies.

The separation is expected to occur through a tax-free distribution of the Aerospace & Electronics, Process Flow Technologies, and Engineered Materials businesses to the Company’s shareholders. Crane Holdings, Co. will retain the Payment & Merchandising Technologies businesses and will be renamed Crane NXT, Co. immediately following the separation. The Aerospace & Electronics, Process Flow Technologies, and Engineered Materials businesses will be owned by the newly created public company, named Crane Company.

Expected Transaction Timing

At 5:00 p.m. (New York City time) on the expected distribution date of April 3, 2023 (the “distribution date”), Crane Holdings, Co. shareholders of record as of 5:00 p.m. (New York City time) on March 23, 2023 (the “record date”) will receive one share of Crane Company common stock for every share of Crane Holdings, Co. common stock they hold on the record date. Upon completion of the separation, Crane Holdings, Co. shareholders as of the record date will own 100% of the equity in both of the publicly traded companies. No action is required by Crane Holdings, Co. shareholders as of the record date to receive the distributed shares of Crane Company common stock.

When-Issued Trading Market

Shares of Crane Holdings, Co. common stock are expected to continue to trade “regular way” on the New York Stock Exchange (the “NYSE”) under its current ticker symbol “CR” from the record date through the distribution date.

Beginning on or about March 29, 2023 through the distribution date, it is expected that there will be two markets in Crane Holdings, Co. common stock on the NYSE: the “regular way” market under Crane Holdings, Co.’s current ticker symbol “CR” and the “ex-distribution” market under the ticker symbol “CXT WI.” Prior to the distribution, shares of Crane Holdings, Co. common stock that trade in the “regular way” market will trade with the right to receive shares of Crane Company common stock on the distribution date. Shares of Crane Holdings, Co. common stock that trade in the “ex-distribution” market will trade without the right to receive shares of Crane Company common stock on the distribution date. After the distribution, Crane Holdings, Co. will be renamed Crane NXT, Co. and, on April 4, 2023, it is expected that the shares of Crane NXT, Co. common stock will trade “regular way” under the ticker symbol “CXT.”

Investors are encouraged to consult with their financial advisors regarding the specific implications of buying, selling or holding Crane Holdings, Co. common stock on or before the distribution date.It is anticipated that Crane Company common stock will begin trading on the NYSE under the ticker symbol “CR WI” on a “when-issued” basis on or about March 29, 2023. On April 4, 2023, it is expected that Crane Company common stock will begin “regular way” trading on the NYSE under the ticker symbol “CR.”

Notice of Internet Availability

A Notice of Internet Availability regarding the “Information Statement,” which contains details regarding the distribution of Crane Company common stock and Crane Company’s business and management, is expected to be mailed to Crane Holdings, Co. shareholders on or about March 16, 2023. The Information Statement is part of Crane Company’s registration statement on Form 10, including amendments thereto, and available on the U.S. Securities and Exchange Commission (the “SEC”) website at www.sec.gov.

About Crane Holdings, Co.

Crane Holdings, Co. is a diversified manufacturer of highly engineered industrial products. Founded in 1855, Crane provides products and solutions to customers across end markets including aerospace, defense, chemical and petrochemical, water and wastewater, payment automation, and banknote security and production, as well as for a wide range of general industrial and consumer applications. The Company has four business segments: Aerospace & Electronics, Process Flow Technologies, Payment & Merchandising Technologies, and Engineered Materials. Crane has approximately 11,000 employees in the Americas, Europe, the Middle East, Asia and Australia. For more information, visit www.craneco.com.

Forward-Looking Statements Disclaimer

This press release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief, or expectations, including, but not limited to: statements regarding Crane’s and the ultimate spin-off company’s (“SpinCo”) portfolio composition and their relationship following the business separation; the anticipated timing, structure, benefits, and tax treatment of the separation transaction; benefits and synergies of the separation transaction; strategic and competitive advantages of each of Crane and SpinCo; future financing plans and opportunities; and business strategies, prospects and projected operating and financial results. In addition, there is also no assurance that the separation transaction will be completed, that Crane’s Board of Directors will continue to pursue the separation transaction (even if there are no impediments to completion), that Crane will be able to separate its businesses or that the separation transaction will be the most beneficial alternative considered. We caution investors not to place undue reliance on any such forward-looking statements.

Words such as “anticipate(s),” “expect(s),” “intend(s),” “believe(s),” “plan(s),” “may,” “will,” “would,” “could,” “should,” “seek(s),” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. These statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying the forward-looking statements are reasonable, we can give no assurance that our expectations will be attained.

Risks and uncertainties that could cause actual results to differ materially from our expectations include, but are not limited to: changes in global economic conditions (including inflationary pressures) and geopolitical risks, including macroeconomic fluctuations that may harm our business, results of operation and stock price; the continuing effects from the coronavirus pandemic on our business and the global and U.S. economies generally; information systems and technology networks failures and breaches in data security, theft of personally identifiable and other information, non-compliance with our contractual or other legal obligations regarding such information; our ability to source components and raw materials from suppliers, including disruptions and delays in our supply chain; demand for our products, which is variable and subject to factors beyond our control; governmental regulations and failure to comply with those regulations; fluctuations in the prices of our components and raw materials; loss of personnel or being able to hire and retain additional personnel needed to sustain and grow our business as planned; risks from environmental liabilities, costs, litigation and violations that could adversely affect our financial condition, results of operations, cash flows and reputation; risks associated with conducting a substantial portion of our business outside the U.S.; being unable to identify or complete acquisitions, or to successfully integrate the businesses we acquire, or complete dispositions; adverse impacts from intangible asset impairment charges; potential product liability or warranty claims; being unable to successfully develop and introduce new products, which would limit our ability to grow and maintain our competitive position and adversely affect our financial condition, results of operations and cash flow; significant competition in our markets; additional tax expenses or exposures that could affect our financial condition, results of operations and cash flows; inadequate or ineffective internal controls; specific risks relating to our reportable segments, including Aerospace & Electronics, Process Flow Technologies, Payment & Merchandising Technologies and Engineered Materials; the ability and willingness of Crane and SpinCo to meet and/or perform their obligations under any contractual arrangements that are entered into among the parties in connection with the separation transaction and any of their obligations to indemnify, defend and hold the other party harmless from and against various claims, litigation and liabilities; and the ability to achieve some or all the benefits that we expect to achieve from the separation transaction.

Readers should carefully review Crane’s financial statements and the notes thereto, as well as the section entitled “Risk Factors” in Item 1A of Crane’s Annual Report on Form 10-K for the year ended December 31, 2022 and the other documents Crane and its subsidiaries file from time to time with the SEC. Readers should also carefully review the “Risk Factors” section of the registration statement relating to the business separation, which has been filed by SpinCo with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

These forward-looking statements reflect management’s judgment as of this date, and Crane assumes no (and disclaims any) obligation to revise or update them to reflect future events or circumstances.

We make no representations or warranties as to the accuracy of any projections, statements or information contained in this document. It is understood and agreed that any such projections, targets, statements and information are not to be viewed as facts and are subject to significant business, financial, economic, operating, competitive and other risks, uncertainties and contingencies many of which are beyond our control, that no assurance can be given that any particular financial projections ranges, or targets will be realized, that actual results may differ from projected results and that such differences may be material. While all financial projections, estimates and targets are necessarily speculative, we believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets. The inclusion of financial projections, estimates and targets in this press release should not be regarded as an indication that we or our representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events.

This press release does not constitute an offer to sell, or a solicitation of an offer to buy, securities for sale.

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